Note 16 - Subsequent Events	3 Months Ended	12 Months Ended
	Jun. 30, 2021	Mar. 31, 2021
Notes to Financial Statements
Subsequent Events [Text Block]

Note 10 – Subsequent Events

Capital Transactions

On July 2, 2021, the Company received $50,000 from an investor and issued a 6% convertible promissory note due July 1, 2022 under the convertible note offering that began in December 2020. The note is convertible at $0.05 per share into the Company's common stock.

Note 16 – Subsequent Events

On May 11, 2021, the Company entered into the Second Omnibus Amendment with the purchaser of the Teco Subsidiaries. Pursuant to the amendment, the Company received a $200,000 advance of the cash purchase price and the Teco Management Agreement was extended to December 31, 2021.

On June 14, 2021, the Company received notice of the exercise of warrants to purchase 1,672,000 shares of common stock at $0.03 per share and received $50,160 cash proceeds.